Equitable Financial Life Insurance Company

Supplement dated May 28, 2021 to the current variable annuity and life prospectuses

This Supplement updates certain information in the most recent prospectuses for variable annuity and life contracts and in any supplements to those prospectuses (collectively, the “Prospectus”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Prospectus. No new Portfolio Companies are being added as investment options under any contract or policy. If one or more of the Portfolio Companies listed below is not available under your policy, the changes noted below are not applicable to you.

A.	Ivy Funds Variable Insurance Portfolios Fund Name, Investment Adviser and/or Sub-Adviser Changes

Effective April 30, 2021, Ivy Investment Management Company was replaced with Delaware Management Company as Investment Adviser, as well as certain Investment Adviser affiliated sub-advisers were added to each fund as described in the table below. Also, effective July 1, 2021, all references in the Prospectuses to the fund names of Ivy Funds Variable Insurance Portfolios will be changed as described in the table below. Accordingly, all references to the corresponding Portfolios are also changed.*

Current Name	New Name	Replaced Investment Adviser	New Investment Adviser and/or New Sub-Adviser(s)

Ivy VIP High Income	Delaware Ivy VIP High Income	Ivy Investment Management Company	Delaware Management Company Sub-Advisers: Macquarie Investment Management Austria Kapitalanlage AG Macquarie Investment Management Europe Limited Macquarie Investment Management Global Limited

Ivy VIP Small Cap Growth	Delaware Ivy VIP Small Cap Growth	Ivy Investment Management Company	Delaware Management Company Sub-Advisers: Macquarie Funds Management Hong Kong Limited Macquarie Investment Management Global Limited
*	The former names may continue to be used in certain documents for a period of time after the date of the Supplement.

B.	Name and/or Sub-Adviser Changes to 1290 VT Convertible Securities Portfolio (“Portfolio”)

Effective June 23, 2021, all references in the Prospectuses to the sub-adviser and investment objective of the Portfolio will be changed as described in the table below. Accordingly, all references to the corresponding Portfolio are also changed.*

1290 VT Convertible Securities Portfolio
Sub-Adviser Change	Current Sub-Adviser	New Sub-Adviser
	Palisade Capital Management, L.L.C.	SSGA Funds Management, Inc.
Investment Objective Change	Current Objective	New Objective
Seeks a high level of total return.

Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Convertible Liquid Bond Index, including reinvestment of dividends, at a risk level consistent with that of the Bloomberg Barclays U.S. Convertible Liquid Bond Index.

*	The former sub-adviser name may continue to be used in certain documents for a period of time after the date of the Supplement.

Inforce-Non-Converted 498/SAR	Cat# 162702
IM-35-21 (5.21)	#145258

Distributed by affiliate Equitable Advisors, LLC (Equitable Financial Advisors in MI and TN)

and/or for certain contracts co-distributed by affiliate Equitable Distributors, LLC

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company.

All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104.

212-554-1234

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